June 21, 2002

                   Dreyfus Institutional Money Market Fund

                                Government Series

                               Money Market Series

              Supplement to Statement of Additional Information

                                Dated May 1, 2002

      THE FOLLOWING INFORMATION SUPERCEDES AND REPLACES THE FOLLOWING OFFICER IN THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "OFFICERS OF THE FUND"

      MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000. Senior Treasury Manager of the Manager, and an officer of 35 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manger since June 1980.